Exhibit 10.20
LIBERTY GLOBAL, INC.
DEFERRED COMPENSATION PLAN
DEFERRAL ELECTION FORM
Participant’s Name:___________________________
     This Deferral Election is subject to all of the terms of the Liberty Global, Inc. Deferred Compensation Plan (the “Plan”). I acknowledge that I have received a copy of the Plan and that my participation is subject to the terms and conditions of the Plan and this Deferral Election. I understand that capitalized terms in this Deferral Election have the meanings assigned to such terms in the Plan.
I.    DEFERRAL ELECTION:
     A.    2009 Base Salary
     ☐    I hereby elect to defer ___% (not more than 50%) of my 2009 base salary.
     B.    2008 Cash Performance Award
     ☐     I hereby elect to defer ___% of my 2008 cash performance award.
     C.    Performance Incentive Plan
     ☐    I hereby elect to defer payment of my “Earned Award”, as determined under the Performance Incentive Plan for the Performance Period ending December 31, 2008, in the portion specified for each payment installment as follows (specify percentage or dollar amount—any excess of the specified dollar amount over the amount payable will be disregarded and not carried forward):

Apply Deferral
Installment Due	Portion Deferred	to Cash First*

March 31, 2009

September 30, 2009

March 31, 2010

September 30, 2010

March 31, 2011

September 30, 2011

*	Check if the deferral election should be applied first to any cash portion of the installment.

II.   TIMING AND FORM OF DISTRIBUTION
     A.   Timing of Elective Distribution Event
             I hereby elect the following distribution events (check one box and complete, if necessary):
            1.   ☐    The specified date of ________________________ (specify up to three dates not later than December 31, 2039); or
            2.   ☐   The earlier to occur of (specify which of the following are applicable):
                  ☐   The specified date of ________________________ (specify up to three dates not later than December 31, 2039).
                  ☐   My Separation from Service.
                  ☐   A Change of Control.
                  ☐   A Section 409A Change of Control.
     B.    Form of Payment
             I hereby elect the following form of payment commencing on the applicable distribution event (check one box and complete, if necessary)
☐    A single lump sum payment; or
☐    A series of ________________________ (specify five or fewer) substantially equal annual installments, or
☐    A portion allocated to each specified date I have designated, as follows (identify percentages totaling 100% and indicate the associated date)
___________________________
___________________________
___________________________

* Note:	For certain officers who are defined as “specified employees” under Section 409A, the payment of any deferred compensation due to Separation from Service for any reason (other than death) will be delayed until 6 months after the date of such separation.

III. PARTICIPANT SIGNATURE AND DATE:
     I understand that this Deferral Election will become irrevocable on December 31, 2008.
     I further understand that the Company may take whatever steps the Company, in its sole discretion, deems appropriate or necessary to satisfy the Company’s state and federal income tax, social security, Medicare, and any other tax withholding obligations (including in jurisdictions other than the United States) arising in connection with any Compensation subject to this Deferral Election. I understand that social security and Medicare (FICA) tax will arise at the time the payments would otherwise have been made in the absence of this deferral election, and that the Company will withhold amounts necessary to satisfy that obligation from other compensation I am entitled to receive.
     This Deferral Election shall be interpreted, and such amounts shall in all events be paid, in a manner consistent with Section 409A so as to avoid adverse tax consequences related to the deferrals.
     I am aware that any elections I have hereby made may have significant tax consequences to me and, to the extent I deem necessary, I have received advice from my personal tax advisor before making this Deferral Election.

________________________________________	Deliver by December 31, 2008 to:
Participant’s Signature

________________________________________ Date Signed	Liberty Global, Inc. Attn: Senior Vice President, Global Human Resources 12300 Liberty Boulevard Englewood, Colorado 80112